EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gilman + Ciocia, Inc.(the "Company"), for the three months ended September 30, 2005, as amended by this Form 10-Q/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Conroy, Chief Accounting Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Dennis Conroy
    --------------------------
Name: Dennis Conroy
Chief Accounting Officer

Date: June 15, 2006


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